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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 10, 2004
                                                         -----------------



                                  DSL.NET, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        001-32264                                         06-1510312
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(Commission File Number)                       (IRS Employer Identification No.)


     545 LONG WHARF DRIVE, 5TH FLOOR
             NEW HAVEN, CT                                              06511
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (203) 772-1000
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              (Registrant's Telephone Number, Including Area Code)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 10, 2004, DSL.net, Inc. announced its financial results for the three months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated by reference herein.

         The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by DSL.net, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filings.







ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS


         (c) EXHIBITS

             Exhibit Number                              Exhibit
             --------------                              -------

                99.01                                 Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DSL.NET, INC.


Date     November 10, 2004
                                                 By:  /s/ Robert J. DeSantis
                                                      --------------------------
                                                 Name:  Robert J. DeSantis
                                                 Title:  Chief Financial Officer



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                                  EXHIBIT INDEX






EXHIBIT NUMBER              DESCRIPTION
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    99.01                   Press Release, dated November 10, 2004.